INDENTURE, dated as of December 14, 2004, among AMVESCAP PLC, a public limited company duly organized and existing under the laws of the United Kingdom (the "Company"), A I M MANAGEMENT GROUP INC., A I M ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., and INVESCO NORTH AMERICAN HOLDINGS, INC. (collectively, the "Guarantors") and SunTrust Bank, a bank and trust company duly organized and existing under the laws of Georgia (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to create and provide for the issuance from time to time of 4.500% Senior Notes Due 2009 (the "Initial Securities") and 4.500% Senior Notes Due 2009, Series B (the "Exchange Securities" and, together with the Initial Securities and any Additional Securities, the "Securities") of substantially the tenor as hereinafter set forth.

         Each of the Guarantors has duly authorized the execution and delivery of this Indenture to provide for the issuance of guarantees of the Securities as provided in this Indenture.

         Upon the effectiveness of the Exchange Offer Registration Statement (as defined herein) or the Shelf Registration Statement (as defined herein), this Indenture will be subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         All things necessary to make this Indenture a valid and legally binding agreement of the Company and the Guarantors, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.01      Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

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(a)      the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

(d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "Additional Amounts" has the meaning set forth in Section 10.04.

         "Additional Securities" has the meaning set forth in Section 3.01.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of or participant in, the Depositary.

         "Applicable Procedures" means applicable procedures of the Depositary, Euroclear or Clearstream, as the case may be.

         "Board of Directors" means, as the context requires, either the board of directors of the Company or a Guarantor, as the case may be, or any duly authorized committee of that board.

         "Board Resolution" means, as the context requires, a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or a Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or London, England are authorized or obligated by law or executive order to close.

         "Change in Tax Law" has the meaning specified in Section 11.01(a).

         "Clearstream" means Clearstream Banking, S.A., or any successor securities clearing agency.

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

         "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its Chief Executive Officer, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

         "Comparable Treasury Price" means (a) the average of three Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 25 Park Place, 24th Floor, Atlanta, Georgia 30303.

         "Credit Facilities" means (a) the Five-Year Credit Agreement, dated as of June 18, 2001, as amended on June 16, 2003, among the Company, as borrower, Citibank, N.A., Bank of America, N.A. and HSBC Bank Plc, as co-syndication agents, Bank of America, N.A., as funding agent, and the initial lenders named therein, as the same may be amended, modified, extended, refinanced, restated or replaced from time to time, (b) the 364-Day Credit Agreement, dated as June 18, 2001, as amended on June 16, 2003, among the Company, as borrower, Citibank, N.A., Bank of America, N.A. and HSBC Bank Plc, as co-syndication agents, Bank of America, N.A., as funding agent, and the initial lenders named therein, as the same may be amended, modified, extended, refinanced, restated or replaced from time to time, and (c) any other agreement or agreements between the Company and one or more financial institutions providing for the making of loans or advances on a revolving basis, term loans, the issuance of letters of credit and/or the creation of bankers' acceptances to fund, among other things, the Company's general corporate requirements.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 3.09.

         "Depositary" means The Depository Trust Company, its nominees and successors.

         "Euroclear" means the Euroclear Bank, S.A./N.V., or any successor securities clearing agency.

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder.

         "Exchange Offer" means the exchange offer that may be effected pursuant to the Registration Rights Agreement or other substantially similar exchange offer relating to the Initial Securities and any Additional Securities.

         "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

         "Exchange Security" means any Security issued in exchange for an Initial Security or Initial Securities and any Additional Security or Additional Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

         "Global Security" shall have the meaning specified in Section 2.01.

         "Guarantees" has the meaning specified in Section 13.01.

         "Guarantor" means (a) each Person named as the "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person and (b) any Person that becomes a Guarantor after the date of this Indenture pursuant to Section 10.09 hereof.

         "Holder" means the Person in whose name a Security is, at the time of determination, registered on the Security Register.

         "Indebtedness" means indebtedness for borrowed money or for the unpaid purchase price of real or personal property of the Company in accordance with generally accepted accounting principles in the United Kingdom, consistently applied, that are then in effect.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Initial Securities" has the meaning stated in the first recital of this Indenture.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Listing Failure" has the meaning specified in Section 10.04.

         "Luxembourg Paying Agent" means Banque Generale du Luxembourg S.A. or any successor thereto appointed by the Company.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

         "Obligations" means the obligations of the Company and any other obligor hereunder or under the Securities, including the Guarantors, to pay principal of, interest on and Additional Amounts with respect to the Securities when due and payable at Maturity, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee (including all amounts due to the Trustee under Section 6.07 hereof) and the Holders under this Indenture and the Securities according to the terms hereof and thereof.

         "Officers' Certificate" means a certificate signed by the Chairman, the Executive Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, the General Counsel or any Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary or the Chief Financial Officer (provided that the Chief Financial Officer may only sign on behalf of the Company or any Guarantor once) of the Company or any Guarantor, as applicable, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Guarantors, as applicable, including an employee of the Company, and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose payment, redemption or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; the Paying Agent (if other than the Trustee) shall give prompt written notice of any such deposit to the Trustee;

                  (c) Securities, except to the extent provided in Article XII, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article XII; and

                  (d) Securities which have been paid pursuant to Section 3.08 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee has actual knowledge are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means, when used with respect to the Securities, the place or places where the principal of and interest on the Securities are payable as specified as contemplated by Section 3.01 and Section 3.09.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Private Placement Legend" has the meaning specified in Section 2.02.

         "QIB" means a "Qualified Institutional Buyer" under Rule 144A.

         "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Treasury Dealer" means Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their respective successors, and any other primary treasury dealer selected by the Trustee and acceptable to the Company.


         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "Registrar" means SunTrust Bank and any successor authorized by the Company to act as Registrar.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of December 14, 2004 , among the Company, the Guarantors and the initial purchasers named therein.

         "Registration Statement" means the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act.

         "Regulation S Global Security" has the meaning specified in Section
2.01.

         "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust department at the Corporate Trust Office (or any successor office) of the Trustee, including any Vice President, Assistant Vice President or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Global Security" has the meaning specified in Section 2.01.

         "Restricted Period" has the meaning set forth in Section 3.06.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Securities" means the Initial Securities, the Exchange Securities and any Additional Securities and more particularly means any Securities authenticated and delivered under this Indenture. All Initial Securities, Exchange Securities and Additional Securities shall vote together and be treated for all purposes as one series of Securities under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder.

         "Security Register" has the meaning set forth in Section 3.05.

         "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.09.

         "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" means any Person a majority of the equity ownership or voting stock of which is at the time owned, directly or indirectly, by the Company and/or one or more Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Tax" means any tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and any other liabilities related thereto).

         "Taxing authority" means any government or political subdivision or territory or possession of any government or any authority or agency therein or thereof having power to tax.

         "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third Business Day immediately preceding the Redemption Date), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 9.05.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "U.K. Withholdings Taxes" has the meaning specified in Section 10.04.

         "U.S. Government Obligations" has the meaning set forth in Section
12.04.

         "U.S. Physical Securities" has the meaning set forth in Section 2.01.

Section 1.02      Compliance Certificates and Opinions.

         Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust

Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 10.06(a)) shall include:

(a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03      Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company and/or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company and/or any such Guarantor stating that the information with respect to such factual matters is in the possession of the Company and/or any such Guarantors, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04      Acts of Holders.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in Person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantors. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Guarantors, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         If the Company or any Guarantor shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or any such Guarantor (as the case may be), may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company or any such Guarantor (as the case may be) shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company and/or the Guarantors in reliance thereon, whether or not notation of such action is made upon such Security.

         For all purposes of this Indenture, all Initial Securities, Exchange Securities and Additional Securities shall vote together as one series of Securities under this Indenture.

Section 1.05      Notices, etc., to Trustee, Company or Guarantors.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                    (a) the Trustee by any Holder, the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing or mailed, first-class postage prepaid, to or with the Trustee at its Corporate Trust Office, or sent by facsimile to the Trustee (with receipt confirmed by telephone) at 404-588-7335; or

                    (b) the Company by the Trustee, any Holder or any Guarantor shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 30 Finsbury Square, London EC2A 1AG, England, Attention: Secretary, or sent by facsimile to the Company at 011-44-020-7012-0642 (with receipt confirmed by phone at 011-44-(0)207-638-0731) with a copy to 1315 Peachtree Street, N.E., Suite 500, Atlanta, Georgia 30309, Attention: Chief Financial Officer, or sent by facsimile at (404) 724-4280 (with receipt confirmed by telephone at (404) 724-4251), or at any other address or facsimile number previously furnished in writing to the Trustee by the Company; or

                    (c) any Guarantor by the Company, any other Guarantor, the Trustee or any Holder shall be sufficient for any purpose hereunder (unless otherwise herein expressly provided) if in writing, and mailed, first class postage prepaid, to such Guarantor addressed to it c/o AMVESCAP PLC, 1315 Peachtree Street, N.E., Suite 500, Atlanta, Georgia 30309, Attention: General Counsel, or sent by facsimile to such Guarantor at (404) 724-4280 (with receipt confirmed by telephone at (404) 479-2889), or at any other address or facsimile number previously furnished in writing to the Trustee by such Guarantor; or

                    (d) the Luxembourg Paying Agent by the Company, any Guarantor, the Trustee or any Holder shall be sufficient for any purpose hereunder (unless otherwise herein expressly provided) if in writing, and mailed, first class postage prepaid, to the Luxembourg Paying Agent addressed to it at Banque Generale du Luxembourg S.A., 50 Avenue J.F. Kennedy, L-2951 Luxembourg, or at any other address or facsimile number previously furnished in writing to the Company.

Section 1.06      Notice to Holders, Waiver.

         Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

Section 1.07       Conflict of any Provision of Indenture with Trust Indenture
Act.

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act sections, such imposed duties or incorporated provision shall control.

Section 1.08      Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09      Successors and Assigns.

         All covenants and agreements in this Indenture by the Company and the Guarantors shall bind its respective successors and assigns, whether so expressed or not.

Section 1.10      Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11       Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12      Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 1.13       Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (without regard to applicable principles of conflicts of law thereof). Upon the issuance of the Exchange Securities, if any, or the effectiveness of the Exchange Offer Registration Statement or, under certain circumstances, the effectiveness of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

Section 1.14      Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, date established for payment of Defaulted Interest pursuant to Section 3.09, Stated Maturity or Maturity with respect to any Security or other day on which principal, interest or Additional Amounts in respect or the Securities is due, shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal, interest or Additional Amounts need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for payment of Defaulted Interest pursuant to Section 3.09 or Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date or other such day, Redemption Date, date established for payment of Defaulted Interest pursuant to Section 3.09, Stated Maturity or Maturity, as the case may be, to the next succeeding Business Day.

Section 1.15 Agent for Service; Submission to Jurisdiction; Waiver of Immunities and Jury Trial.

         The Company and each Guarantor agree that any suit, action or proceeding against the Company or any Guarantor arising out of or based upon this Indenture or the transactions contemplated hereby may be instituted in any State or Federal court in The City of New York, New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the nonexclusive jurisdiction of such courts in any suit, action or proceeding. The Company and each Guarantor has appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011 as its authorized agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Indenture or the transactions contemplated herein which may be instituted in any State or Federal court in The City of New York, New York, and expressly accepts the nonexclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company and the Guarantors further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of ten years from the date of this Indenture. If for any reason CT Corporation System shall cease to be available to act as such authorized agent for the Company and the Guarantors, the Company the Guarantors agree to designate a new agent in the State of New York on the terms and for the purpose of this Section 1.15 The Company and each Guarantor hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and each Guarantor agree to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action arising out of or based upon this Indenture may be instituted in any court of competent jurisdiction in England.

         To the extent that the Company or any Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service of notice, attachment in aid of or otherwise) with respect to itself or its property, it hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Indenture, the Securities or the Guarantees, as applicable.

Section 1.16               Currency.

(a) Each reference in this Indenture to U.S. dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligation of the Company in respect of any amount due with respect to the Securities or any other obligation under this Indenture will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

(b) The Company and the Guarantors, jointly and severally, agree to indemnify each Holder against any loss incurred by such Holder as a result of any judgment or order being given or made against the Company or any of the Guarantors, for any U.S. dollar amount due under this Indenture and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which such party on the date of payment of such judgment or order is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such party if such party had utilized such amount of Judgment Currency to purchase U.S. dollars as promptly as practicable upon such party's receipt thereof. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

                                   ARTICLE II
                                 SECURITY FORMS

Section 2.01       Forms Generally.

         The Securities and the Trustee's certificate of authentication shall be in substantially the form annexed hereto as Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

         The terms and provisions contained in the form of the Securities annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Initial Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities without interest coupons substantially in the form set forth in Exhibit A (collectively "Restricted Global Security") deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         Initial Securities offered and sold in reliance on Regulation S shall be issued initially in the form of one or more permanent global Securities in fully registered form without interest coupons substantially in the form set forth in Exhibit A (collectively, the "Regulation S Global Security" and, together with the Restricted Global Security, the "Global Securities" or each individually, a "Global Security"). The Regulation S Global Security will be registered in the name of a nominee of the Depositary and deposited with or on behalf of the Depositary or with the Trustee, as custodian for Depositary, for the accounts of Euroclear and Clearstream. The aggregate principal amount of the Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided. Until and including the 40th day after the date of this Indenture, beneficial interests in the Regulation S Global Security may be held only through Euroclear or Clearstream, unless delivery is made through the Restricted Global Security in accordance with the certification requirements provided in this Indenture.

         If the Depositary is at any time unwilling or unable to continue as a depositary, or if, in the case of the Regulation S Global Security held for an account of Euroclear or Clearstream, Euroclear or Clearstream, as the case may be, is closed for business for 14 continuous days or announces an intention to cease or permanently ceases business, the Company will issue certificates for the Securities in definitive, fully registered, non-global form without interest coupons in exchange for the Regulation S Global Security or Restricted Global Security, as the case may be. In all cases, certificates for Securities delivered in exchange for any Global Security or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by the Depositary.

         In the case of certificates for Securities in non-global form issued in exchange for the Regulation S Global Security or Restricted Global Security, such certificates will bear the first legend appearing under Section 2.02 of this Indenture (unless the Company determines otherwise in accordance with applicable law). The holder of a Security in non-global form may transfer such Security, subject to compliance with the provisions of such legend, by surrendering it at the office or agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, which initially will be the office of the Trustee.

         Initial Securities offered and sold other than as global securities shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in this Article (the "U.S. Physical Securities").

Section 2.02      Restrictive Legends.

         Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, each certificate representing a Security shall contain a legend substantially to the following effect (the "Private Placement Legend") on the face thereof:

         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A

          TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF SUCH OFFSHORE JURISDICTION, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY JURISDICTION OUTSIDE THE UNITED STATES."

         Each Global Security, whether or not an Initial Security, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.06 AND 3.07 OF THE INDENTURE.

                                  ARTICLE III
                                 THE SECURITIES

Section 3.01      Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. Concurrently with the execution and delivery of this Indenture, the aggregate principal amount of Initial Securities to be authenticated and delivered under this Indenture is $300,000,000. Additional Securities, which may be Initial Securities or Exchange Securities ("Additional Securities"), may be authenticated and delivered under this Indenture at any time from time to time, and such Securities will have the same terms and conditions as, and be treated as a single class (for all purposes under this Indenture) with, all such previously authenticated and delivered Securities.

         The Initial Securities shall be known and designated as the "4.500% Senior Notes Due 2009" and the Exchange Securities shall be known and designated as the "4.500% Senior Notes Due 2009, Series B." The Stated Maturity of the Securities shall be December 15, 2009 and the Securities shall bear interest at the rate of 4.500% per annum from their date of original issue, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in arrears on June 15 and December 15 in each year, commencing on the date set forth in the definitive form of such Securities, until the principal thereof is paid or duly provided for, to the Person in whose name the Security (or any Predecessor Security) is registered at the close of business on the June 1 or December 1 next preceding such Interest Payment Date.

         The principal of and interest on the Securities shall be payable, and the Securities shall be exchangeable and transferable, at the office or agency of the Company in (i) The City of New York and, (ii) so long as the Securities are listed on the Luxembourg Stock Exchange, and the rules of such stock exchange require, in Luxembourg, in each case maintained for such purposes, (which initially shall be the office of the Trustee located at SunTrust Bank, c/o SunTrust Robinson Humphrey Capital Markets, 125 Broad Street, 3rd Floor, New York, New York 10004, Attention: Randy Brougher, and the office of the Luxembourg Paying Agent located at Banque Generale du Luxembourg S.A., 50 Avenue J.F. Kennedy, L-2951 Luxembourg) or, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register; provided that all payments with respect to Securities the Holders of which have given wire transfer instructions to the Trustee (or other Paying Agent) by the Regular Record Date for such payment, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof).

         Securities that remain outstanding after the consummation of the Exchange Offer and Exchange Securities issued in connection with the Exchange Offer will be treated as a single class of securities under this Indenture.

         The Securities shall be redeemable as provided in Article XI.

Section 3.02      Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of US$2,000 and integral multiples of $1,000 in excess thereof.

Section 3.03      Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by any Director or member of its Executive Committee. The Guarantees endorsed thereon shall be executed on behalf of each Guarantor by any authorized officer of each Guarantor. The signature of any of these officers on the Securities or the Guarantees may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities and the Guarantees.

         Securities or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the applicable Guarantor shall bind the Company or the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Initial Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Initial Securities directing the Trustee to authenticate the Securities and certifying that all conditions precedent to the issuance of Securities contained herein have been fully complied with, and the Trustee in accordance with such Company Order shall authenticate and deliver such Initial Securities. On Company Order, the Trustee shall authenticate for original issue Exchange Securities; provided that such Exchange Securities shall be issuable only upon the valid surrender for cancellation of Initial Securities and any Additional Securities of a like aggregate principal amount together with a Company Order for the authentication of such Securities certifying that all conditions precedent to the issuance have been complied with (including the effectiveness of a registration statement related thereto). In each case, the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Securities. Such order shall specify the amount of Securities to be authenticated and the date on which the original issue of Initial Securities, Additional Securities or Exchange Securities is to be authenticated.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Exhibit A duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         In case the Company, pursuant to Article VIII, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

Section 3.04      Temporary Securities.

         Pending the preparation of definitive Securities, the Company and the Guarantors may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities having duly executed Guarantees endorsed thereon, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Guarantees may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company and the Guarantors will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities having Guarantees duly endorsed thereon of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 3.05    Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as "Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.02, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities having duly executed Guarantees endorsed thereon of any authorized denomination or denominations of a like aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange (including an exchange of Initial Securities and any Additional Securities for Exchange Securities), the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive; provided that no exchange of Initial Securities or any Additional Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and that the Initial Securities and any Additional Securities to be exchanged for the Exchange Securities shall be cancelled by the Trustee.

         All Securities and Guarantees issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and Guarantees surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.08 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 11.04 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Notwithstanding anything to the contrary contained herein, the Trustee shall have no duty whatsoever to monitor Federal or State securities laws other than to collect the certificates required herein.

Section 3.06    Book-Entry Provisions for Restricted Global Security.

     (a) Any Global Security initially shall (i) be registered in the name of Cede & Co., as nominee of the Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for such Depositary, and
(iii) bear legends as set forth in Section 2.02.

         The Depositary or its nominee shall be the Holder of the Global Securities, and owners of beneficial interests in the Securities represented by the Global Securities shall hold such interests pursuant to the procedures and practices of the Depositary. Any such owner's beneficial ownership of any such Securities will be shown only on, and the transfer of such ownership interest shall be effected only through, records maintained by the Depositary or its nominee. Investors in any Regulation S Global Security may hold their interests in such Regulation S Global Security through Euroclear or Clearstream, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the applicable Restricted Period (but not earlier), investors in any Regulation S Global Security may also hold such interests through organizations other than Euroclear or Clearstream that are participants in the Depositary's system. Euroclear and Clearstream will hold interests in such Regulation S Global Security on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositaries, which, in turn, will hold such interests in such Regulation S Global Security in customer's securities accounts in the depositaries' names on the books of the Depositary. All interests in a Global Security, including those held through Euroclear or Clearstream, may be subject to the procedures and requirements of the Depositary. Those interests held through Euroclear and Clearstream will be subject to the procedures and requirements of such system. As used herein, the term "Restricted Period" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S), if applicable, and (ii) the original issue date of the Securities.

     (b) Transfers of any Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in any Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.07.

         Unless (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for a Global Security or ceases to be a "Clearing Agency" registered under the Exchange Act or announces an intention permanently to cease business or does in fact do so and a successor Depositary is not appointed by the Company within 90 days of such notice, (ii) an Event of Default has occurred and is continuing with respect to a Global Security or
(iii) Company determines that the Global Securities (in whole or in part) should be exchanged for definitive Securities; provided that (x) such exchange is required by (A) any applicable law or (B) any event beyond the Company's control or (y) payments of interest on any Global Security, or beneficial interest are, or would become, subject to any deduction or withholding for taxes, owners of beneficial interests in a Global Security will not be entitled to have any portions of such Global Security registered in their names, will not receive or be entitled to receive physical delivery of Securities in definitive form and will not be considered the owners or holders of the Global Security.

     (c) Securities issued in exchange for a Global Security or any portion thereof pursuant to the last sentence of subsection (b) of this Section shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. In the event of the occurrence of any of the events specified in the last sentence of subsection (b) of this Section 3.06, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive form.

     (d) Except as otherwise set forth in this Indenture or a Global Security, owners of beneficial interests in the Securities evidenced by a Global Security will not be entitled to any rights under this Indenture with respect to such Global Security, and the Depositary or its nominee may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any such agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or its nominee or impair, as between the Depositary or its nominee and such owners of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary or its nominee as Holder of any Security.

Section 3.07    Special Transfer Provisions.

         Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, the following provisions shall apply:

     (a) Restricted Global Security to Regulation S Global Security. If, at any
         ----------------------------------------------------------
time, an owner of a beneficial interest in a Restricted Global Security deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its interest in such Restricted Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Security as provided in this
Section 3.07(a). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the applicable Restricted Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or Clearstream account (if applicable) to be credited with such increase, and (3) a certificate substantially in the form of Exhibit B hereto given by the owner of such beneficial interest, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of the applicable Restricted Global Security and to increase or cause to be increased the aggregate principal amount of the applicable Regulation S Global Security by the principal amount of the beneficial interest in the Restricted Global Security to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the aggregate principal amount of the applicable Restricted Global Security, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Restricted Global Security that is being exchanged or transferred.

     (b) Regulation S Global Security to Restricted Global Security. If, at any
         ----------------------------------------------------------
time, an owner of a beneficial interest in a Regulation S Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its interest in such Regulation S Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security, as provided in this Section 3.07(b). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Restricted Global Security equal to the beneficial interest in the Regulation S Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase and (3) if such transfer is requested prior to the expiration of the Restricted Period, a certificate in the form of Exhibit C attached hereto given by the owner of such beneficial interest, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of such Regulation S Global Security and to increase or cause to be increased the aggregate principal amount of the applicable Restricted Global Security by the principal amount of the beneficial interest in the Regulation S Global Security to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Restricted Global Security equal to the reduction in the aggregate principal amount of such Regulation S Global Security and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Security that is being transferred. After the expiration of the Restricted Period, the certificate described in clause (3) above shall no longer be required to effect transfers pursuant to this Section 3.07(b).

     (c) Transfers of U.S. Physical Securities for Restricted Global Security or
         -----------------------------------------------------------------------
Regulation S Global Security. If the holder of a U.S. Physical Security wishes
----------------------------
at any time to transfer such holder's U.S. Physical Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security or the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.07(c). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security or Restricted Global Security, as the case may be, in a principal amount equal to that of the U.S. Physical Securities to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary (and the Euroclear or Clearstream account, as applicable) to be credited with such beneficial interest and (3) a certificate in substantially the form set forth in Exhibit D, given by the holder of such U.S. Physical Security, the Trustee, as Security Registrar, shall instruct the Depositary to increase the principal amount of the Regulation S Global Security or the Restricted Global Security, as the case may be, by the principal amount of the U.S. Physical Security to be so transferred, and to cancel or cause to be canceled such U.S. Physical Security.

     (d) Restricted Global Security or U.S. Physical Security to Regulation S
         --------------------------------------------------------------------
Global Security After Two Years. If the holder of a beneficial interest in a
-------------------------------
Restricted Global Security or U.S. Physical Security wishes at any time after the second anniversary of the date of original issuance of the Securities to (A) transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security or (B) to exchange such interest for a beneficial interest in a Regulation S Global Security, such transfer or exchange may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.07(d). Upon receipt by the Trustee of (1) in the case of a transfer or exchange of an interest in the Restricted Global Security or a U.S. Physical Security, instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a beneficial interest in the Regulation S Global Security in an amount equal to that the beneficial interest in the Restricted Global Security to be so transferred or exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest and (3) a certificate substantially in the form of Exhibit E hereto given by the holder of such beneficial interest, the Trustee, as Registrar, shall (i) in the case of a transfer or exchange of an interest in the Restricted Global Security, instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred or exchanged, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer or exchange or (ii) in the case of a transfer or exchange of a U.S. Physical Security, cancel such U.S. Physical Security and increase the principal amount of the Regulation S Global Security accordingly.

     (e) Private Placement Legend. Upon the transfer, exchange or replacement of
         ------------------------
Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by clauses (i) or (ii) of
Section 2.02 exist and the Company directs the Trustee pursuant to an Officers' Certificate to remove such legend or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (f) General. By its acceptance of any Security bearing the Private
         -------
Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

         The Registrar shall retain as required by law copies of all letters, notices and other written communications received pursuant to Section 3.06 or this Section 3.07. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

Section 3.08    Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security having a duly executed Guarantee endorsed thereon, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company, the Guarantor and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of written notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security having a duly executed Guarantee endorsed thereon, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security, and the Guarantee endorsed thereon, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities, and the Guarantees endorsed thereon, duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 3.09 Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain Additional Amounts Preserved.

         Interest on and any Additional Amounts with respect to any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company in the City of New York and, if the Securities are still registered on the Luxembourg Stock Exchange and the rules of such exchange so require, in Luxembourg, in each case maintained for such purposes (which initially shall be the office of the Trustee located at SunTrust Bank, c/o SunTrust Robinson Humphrey Capital Markets, 125 Broad Street, 3rd Floor, New York, New York 10004,
Attention: Randy Brougher, and the office of the Luxembourg Paying Agent, located at Banque Generale du Luxembourg S.A., 50 Avenue J.F. Kennedy, L-2951 Luxembourg) pursuant to Section 10.02 or, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto pursuant to 3.10 as such address appears in the Security Register; provided that all payments with respect to Securities, the Holders of which have given wire transfer instructions to the Trustee (or other Paying Agent) by the Regular Record Date shall be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

         Any interest on and any Additional Amounts with respect to any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest and any Additional Amounts accrued and unpaid, and to accrue, which were carried by such other Security.

         If the Company shall be required to pay any additional interest pursuant to the terms of the Registration Rights Agreement, it shall deliver an Officers' Certificate to the Trustee setting forth the new interest rate and the period for which such rate is applicable.

Section 3.10    Persons Deemed Owners.

         Prior to the due presentment of a Security for registration of transfer, the Company, each Guarantor, the Trustee and any agent of the Company, such Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, and (subject to Sections 3.05 and 3.09), interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantors, the Trustee or any agent of the Company, such Guarantor or the Trustee shall be affected by notice to the contrary.

Section 3.11    Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures.

Section 3.12    CUSIP and CINS Numbers.

         The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" and "CINS" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers in such notices of redemption.

Section 3.13    Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

Section 4.01    Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Securities, as expressly provided for herein or pursuant hereto and any right to receive Additional Amounts) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

          (a) either

               (i) all the Securities theretofore authenticated and delivered (other than mutilated, destroyed, lost or stolen Securities that have been replaced or paid as provided in Section 3.08 and Securities that have been defeased pursuant to Section 12.02) have been delivered to the Trustee for cancellation; or

               (ii) all Securities not theretofore delivered to the Trustee for cancellation

                    (A) have become due and payable,

                    (B) will become due and payable at Stated Maturity within
               one year, or

                    (C) are to be called for redemption within one year under
               arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company or the Guarantors, as the case may be, in the case of
          (A), (B) or

          (C) above, has irrevocably deposited or caused to be deposited with the Trustee funds in trust for the purpose in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of and interest on, and any Additional Amounts with respect to, the Securities to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with irrevocable instructions directing the Trustee to apply the funds to the payment of the Securities at the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company or the Guarantors, as the case may be, has paid or caused to be paid all sums payable hereunder by the Company; and

          (c) the Company or the Guarantors, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

Section 4.02    Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 or Article XII shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of and interest and Additional Amounts for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                   ARTICLE V
                                    REMEDIES

Section 5.01    Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest on or any Additional Amounts payable in respect of any Security when it becomes due and payable, and continuance of such default for a period of 30 days;

          (b) default in the payment of the principal of any Security when due;

          (c) default in the observance or performance, or breach, of any covenant or agreement of the Company or any Guarantor contained in this Indenture (other than as contemplated by clauses (a) and (b) above) and continuance of such default or breach for a period of 60 days after written notice has been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding specifying such default or breach, requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Guarantor, as the case may be, in an involuntary case or proceeding under any applicable United States federal or state or English bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Guarantor, as the case may be, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or such Guarantor, as the case may be, under any applicable United States federal or state law or English law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Guarantor, as the case may be, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; provided that, with respect to any Guarantor, such events referred to in clauses (i) or (ii) have had or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or prospects of the Company and its Subsidiaries taken as a whole; or

          (e) the commencement by the Company or any Guarantor, as the case may be, of a voluntary case or proceeding under any applicable United States federal or state or English bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Guarantor, as the case may be, in an involuntary case or proceeding under any applicable United States federal or state or English bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law or English law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Guarantor, as the case may be, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Guarantor, as the case may be, in furtherance of any such action; provided, that, with respect to any Guarantor, such events have had or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or prospects of the Company and its Subsidiaries taken as a whole.

Section 5.02    Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than as specified in Section 5.01(d) or (e)) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may, and the Trustee at the request of such Holders shall, declare the principal of and accrued and unpaid interest on, all of the Outstanding Securities immediately due and payable by a notice in writing to the Company (and to the Trustee if given by the Holders) and, upon any such declaration, all such amounts will become due and payable immediately. If an Event of Default specified in Section 5.01(d) or (e) above occurs and is continuing, then the principal amount of all of the Securities Outstanding shall automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

         At any time after a declaration of acceleration and before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind such declaration and its consequences if:

          (a) the Company or any Guarantor has paid or deposited with the Trustee a sum sufficient to pay,

               (i) all overdue interest on and Additional Amounts with respect to all Securities,

               (ii) all principal of any Outstanding Securities that has become due other than by such declaration of acceleration and interest thereon at the rate borne by the Securities and any Additional Amounts payable with respect thereto,

               (iii) to the extent that payment of such interest is lawful, interest on overdue interest, any Additional Amounts and overdue principal at the rate borne by the Securities, and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (b) all Events of Default, other than the non-payment of amounts of principal of or interest on and any Additional Amounts with respect to the Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 5.03    Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company and each of the Guarantor covenants that if:

          (a) default is made in the payment of any interest on or Additional Amounts with respect to any Security when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company and each Guarantor will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, interest and Additional Amounts, and interest on any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest and Additional Amounts, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, such Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, such Guarantor or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Nothing in this Section shall be considered to require the Trustee to institute any judicial proceeding.

Section 5.04    Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities (including the Guarantors) or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal, interest and Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other securities or property payable or deliverable upon the conversion or exchange of such securities or upon any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

         Nothing in this Section shall be considered to require the Trustee to take any of the actions described in this Section 5.04.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 5.05    Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.06    Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, interest and any Additional Amounts, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under
          Section 6.07;

               SECOND: To the payment of the amounts then due and unpaid for principal of and interest and any Additional Amounts on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, interest and any Additional Amounts, respectively; and

               THIRD: The balance, if any, to the Company and/or the Guarantors, as the case may be.

Section 5.07    Limitation on Suits.

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (c) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to the Trustee against the costs, expenses and liabilities (including fees and expenses of its agents and counsel) to be incurred in compliance with such request;

               (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 5.08 Unconditional Right of Holders to Receive Principal, Interest and Additional Amounts.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article XII) and in such Security of the principal of, and (subject to Section 3.09) interest on, and any Additional Amounts with respect to such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.09    Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10    Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.08, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11    Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12    Control by Holders.

         The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that:

               (a) such direction shall not be in conflict with any rule of law or with this Indenture,

               (b) the Trustee shall have been given reasonable indemnity satisfactory to it, and

               (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 5.13    Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may, on behalf of the Holders of all of the Securities, waive any past defaults hereunder, except a default:

               (a) in the payment of the principal of, interest on or any Additional Amounts with respect to any Security, or

               (b) in respect of a covenant or provision hereof which under
          Article IX cannot be modified or amended without the consent of the Holder of each Security Outstanding.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 5.14    Waiver of Stay or Extension Laws.

         The Company and each Guarantor covenant (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15    Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, interest on or Additional Amounts with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE VI
                                   THE TRUSTEE

Section 6.01    Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

         In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein or the genuineness of the signatures thereon).

         The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

Section 6.02    Notice of Defaults.

         If a Default or an Event of Default occurs and is continuing and is known to the Trustee, the Trustee shall mail to each Holder of the Securities in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of the Default or Event of Default within 30 days after the occurrence thereof; provided, however, that, except in the case of a Default or an Event of Default in the payment of principal of, interest on or Additional Amounts with respect to any Securities, the Trustee may withhold the notice to the Holders of the Securities if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that withholding such notice is in the interests of the Holders of the Securities.

Section 6.03    Certain Rights of Trustee.

         Subject to Section 6.01:

               (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting, pursuant to the terms of this Indenture or otherwise, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person or Persons;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order with sufficient detail as may be requested by the Trustee and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

               (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities (including fees and expenses of its agents and counsel) which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into, and may conclusively rely upon, the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Notwithstanding anything else herein contained, whenever any provision of this Indenture indicates that any confirmation of a condition or event is qualified "to the knowledge of" or "known to" the Trustee or other words of similar meaning, said words shall mean and refer to the actual current awareness of one or more Responsible Officers.

Section 6.04    Trustee Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Securities, any offering document related to the Securities or any Guarantee, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and, upon the effectiveness of a Registration Statement, that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.05    May Hold Securities.

         The Trustee, any Paying Agent, any Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

Section 6.06    Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law or Section 311 of the Trust Indenture Act. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or any Guarantor, as the case may be.

Section 6.07    Compensation and Reimbursement.

         The Company agrees:

               (a) to pay to the Trustee (in its capacity as Trustee, Paying Agent and Registrar) from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith or willful default by the Trustee under the Indenture; and

               (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing this Indenture against the Company or the Guarantors (including this Section 6.07 and of defending itself against any claim (whether asserted by any Holder or the Company) or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent that any such loss, liability or expense was due to the negligence or willful misconduct of the Trustee or willful default by the Trustee under the Indenture.

         The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and any termination under any bankruptcy law.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d) or (e), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law of the United Kingdom or the United States.

         The provisions of this Section shall survive the termination of this Indenture.

Section 6.08    Corporate Trustee Required; Eligibility.

         There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least US$50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the United States federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.09    Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

               (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

               (d) If at any time:

                    (1) the Trustee shall fail to comply with the provisions of
               Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, except when the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

                    (2) the Trustee shall cease to be eligible under Section
               6.08 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Notwithstanding the foregoing, the Trustee shall at all times comply with the provisions of Section 310(b) of the Trust Indenture Act.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 6.10    Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.11    Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides that the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 6.12    Withholding Taxes.

         Notwithstanding any other provision of this Agreement, the Trustee, as agent for the Company and the Guarantors, shall exclude and withhold from each payment of principal and interest and other amounts due hereunder or under the Securities or the Guarantees any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Securities or the Guarantees, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Holders of the Securities, that it will furnish to the Holders of the Securities such forms or certificates as are necessary or appropriate to provide the information described in Section 10.04(c)(1) or make the declaration or claim described in
Section 10.04(c)(2), that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each Holder of a Security appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Holders may reasonably request from time to time. Notwithstanding anything contained herein to the contrary, the Trustee shall have no liability for withholding or paying such taxes or for filing such returns or statements unless such failure to withhold or pay such taxes or to file such returns or statements is due to the negligence or bad faith of the Trustee.

         In the event that the Trustee is also acting as Paying Agent, transfer agent, or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VI shall also be afforded to such Paying Agent, transfer agent, or Registrar. The Company will notify the Trustee of any change that becomes effective after the date hereof in the laws of the United Kingdom or any political subdivision or Taxing authority thereof or therein or any change in the interpretation or administration thereof the effect of which is to require the deduction or withholding of any amount of taxes pursuant to the Securities or the Guarantees.

                                  ARTICLE VII
                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

Section 7.01    Disclosure of Names and Addresses of Holders.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act. The Trustee shall comply with any request made pursuant to and in accordance with Section 312(b) of the Trust Indenture Act.

Section 7.02    Reports by Trustee.

         Within 60 days after December 31 of each year commencing with the first December 31 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such December 31 as required by Sections 313(a) and 313(b) of the Trust Indenture Act. The Trustee shall file a copy of each report delivered pursuant to this section as required by the Trust Indenture Act.

                                  ARTICLE VIII
                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

Section 8.01    Company and Guarantors May Consolidate, etc., Only on Certain
Terms.

         Neither the Company nor any Guarantor shall, in a single transaction or a series of related transactions, (i) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into the Company or any such Guarantor or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets to any other Person, unless:

               (a) either (1) the Company shall be the surviving or continuing entity or (2) in a consolidation or merger in which the Company does not survive or if the Company transfers, sells, leases or otherwise disposes of all or substantially all of its assets to any other Person, the successor Person to the Company shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under this Indenture and the Securities;

               (b) either (1) each such Guarantor shall be the surviving or continuing entity or (2) in a consolidation or merger in which any Guarantor does not survive or if any Guarantor transfers, sells, leases, or otherwise disposes of all or substantially all of its assets to another Person (other than the Company or another Guarantor), the successor Person to such Guarantor shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of such Guarantor's obligations under this Indenture and the Guarantee issued by such Guarantor;

               (c) after giving effect to such transaction, no Event of Default or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing; and

               (d) in the event that the successor Person is incorporated in a jurisdiction other than the United States or the United Kingdom, (A) the Company delivers to the Trustee an Opinion of Counsel stating that the obligations of the successor Person under this Indenture, the Securities and the Guarantees, as applicable, are enforceable against such successor Person to the same extent as the obligations of the Company or such Guarantor under this Indenture, the Securities and the Guarantees, as applicable, immediately prior to such transaction; (B) the successor Person agrees in writing to submit to jurisdiction and appoints an agent for the service of process, each under terms substantially similar to the terms contained in the Indenture with respect to the Company or such Guarantor, as applicable; (C) the successor Person agrees in writing to pay Additional Amounts as provided under this Indenture under Section 10.04 with respect to the Company or such Guarantor, as applicable, except that such Additional Amounts shall relate to any withholding tax whatsoever regardless of any change of law (subject to exceptions substantially similar to those contained in Section 10.04); and (D) the Board of Directors of the Company determines in good faith that such transaction will have no material adverse effect on any Holder and a Board Resolution to that effect is delivered to the Trustee.

Section 8.02    Successor Person Substituted for Company.

         Upon any consolidation by the Company or any Guarantor with or merger by the Company or a Guarantor into any other Person or any transfer, sale, lease or other disposition of the properties and assets of the Company or any Guarantor substantially as an entirety to any Person in accordance with Section 8.01, the successor Person formed by such consolidation or merger or to which such transfer, sale, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor under the Indenture, the Securities and the Guarantees, as the case may be, with the same effect as if such successor Person had been named as the Company or a Guarantor herein; and thereafter, except in the case of a lease to another Person, the predecessor Person shall be released from all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX
                     SUPPLEMENTS AND AMENDMENTS TO INDENTURE
                            AND SECURITIES GUARANTEES

Section 9.01    Without Consent of Holders.

         Without the consent of any Holders, the Company and any affected Guarantor, each when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

               (a) to evidence the succession of another Person to the Company or any Guarantor and the assumption by any such successor of the covenants of the Company or any Guarantor contained herein and in the Securities or to add any Guarantors of the Securities; or

               (b) to add to the covenants of the Company and the Guarantors for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or the Guarantors; or

               (c) to add any additional Events of Default; or

               (d) to provide for uncertificated Securities in addition to or in place of the certificated Securities; or

               (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of
          Section 6.09; or

               (f) to secure the Securities or any Guarantee; or

               (g) to cure any ambiguity, to correct or supplement any provision in this Indenture which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders in any material respect; or

               (h) to comply with any requirement of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

Section 9.02    With Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, any affected Guarantor and the Trustee, the Company and the Guarantors, each when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of modifying in any manner this Indenture or any Guarantee; provided, however, that no such indenture supplemental may, without the consent of the Holder of each Outstanding Security affected thereby:

               (a) change the Stated Maturity of the principal of, or any installment of interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or any Additional Amounts with respect to, or change the obligation of the Company to pay Additional Amounts pursuant to Section 10.04 or change the place of payment where, or the coin or currency in which any Security or the interest thereon or any Additional Amounts with respect to is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

               (b) reduce the percentage in aggregate principal amount of the Outstanding Securities required to consent to any amendment of, or waiver of compliance with, any provision of or defaults under this Indenture; or

               (c) waive a Default or Event of Default in the payment of principal of, interest on or any Additional Amounts with respect to the Securities (except a rescission of acceleration of Securities by the Holders of at least a majority in aggregate principal amount of the then Outstanding Securities (including Additional Securities issued under this Indenture, if any)); or

               (d) release any Guarantor from any of its obligations under its Guarantee or this Indenture, except in accordance with the terms of this Indenture; or

               (e) make any change that would adversely affect the rights of Holders to receive Additional Amounts; or

               (f) make any change in the Company's obligations to maintain an office or agency in the places and for the purposes set forth in
          Section 10.02; or

               (g) amend, change or modify any of the provisions in this Section 9.02.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03    Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company and the Guarantors subject to the customary exceptions. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.04    Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05    Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.06    Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Section 9.07    Notice of Supplemental Indentures.

         Promptly after the execution by the Company, any affected Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.02, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.06, setting forth in general terms the substance of such supplemental indenture. Any failure by the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

Section 9.08    Revocation and Effect of Consents, Waivers and Actions.

         Until an amendment, waiver or other action by Holders becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security if the Trustee receives the notice of revocation before the consent of the requisite aggregate principal amount of the Securities then outstanding has been obtained and not revoked. After an amendment, waiver or action becomes effective, it shall bind every Security Holder, except as provided in Section 9.02.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then, notwithstanding the first two sentences of the immediately preceding paragraph, those person who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                                   ARTICLE X
                                   COVENANTS

Section 10.01   Payment of Principal and Interest.

         The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of, interest on and any Additional Amounts with respect to the Securities in accordance with the terms of the Securities and this Indenture.

         The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest and any Additional Amounts at the same rate to the extent lawful.

Section 10.02   Maintenance of Office or Agency.

         The Company will maintain in the City of New York and, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such stock exchange require, in Luxembourg, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities or any Guarantor in respect of the Guarantees and this Indenture may be served. The Trustee's office located at SunTrust Bank, c/o SunTrust Robinson Humphrey Capital Markets, 125 Broad Street, 3rd Floor, New York, New York 10004, Attention: Randy Brougher, shall initially be such office or agency of the Company in New York, and so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such stock exchange require, the office of Banque Generale du Luxembourg S.A. at 50 Avenue J.F. Kennedy, L-2951 Luxembourg shall initially be such office or agency in Luxembourg, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall appoint a new Luxembourg Paying Agent and transfer agent, the Company will publish notice in a Luxembourg newspaper of general circulation. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the

Corporate Trust Office of the Trustee and the Company and each Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) outside of the United Kingdom where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

Section 10.03   Money for Security Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, interest on or any Additional Amounts with respect to any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of, interest on or any Additional Amounts with respect to any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, interest or Additional Amounts, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (a) hold all sums held by it for the payment of the principal of, interest or Additional Amounts on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, interest or Additional Amounts; and

               (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, interest on or Additional Amounts with respect to any Security and remaining unclaimed for two years after such principal, interest or Additional Amount has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.04   Additional Amounts.

         All payments of, or in respect of, principal of and interest on the Securities shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of any kind whatsoever imposed or levied by or on behalf of the United Kingdom or any political subdivision or any Taxing authority thereof or therein ("U.K. Withholding Taxes"), unless such U.K. Withholding Taxes are required by the United Kingdom or any such subdivision or authority to be withheld or deducted. In the event of (i) a Change in Tax Law or (ii) a failure by the Company to list or maintain a listing of the Securities on a "recognized stock exchange" (within the meaning of Section 841 of the United Kingdom Income and Corporation Taxes Act 1988) (a "Listing Failure"), the effect of which, in each case, is to require the withholding or deduction by the Company or the Guarantors pursuant to the Securities or the Guarantees, respectively, of any amount for U.K. Withholding Taxes that would not have been required to be withheld or deducted absent such event, the Company or the Guarantors, as the case may be, will pay such additional amounts ("Additional Amounts") on the Securities that result (after deduction or withholding of such U.K. Withholding Taxes, including any deduction or withholding of such U.K. Withholding Taxes with respect to such Additional Amounts) in the payment to each Holder of a Security the amounts that would have been payable in respect of such Security had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:

               (a) any tax, duty, assessment or other governmental charge that would not have been imposed but for (1) the existence of any present or former connection between a Holder or the beneficial owner of a Security (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the United Kingdom or any political subdivision or taxing authority thereof or therein (other than mere ownership of, or receipt of payment under, such Security) including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a resident, domiciliary or national of, or being or having been present or engaged in a trade or business therein or having or having had a permanent establishment in, the United Kingdom or any political subdivision or any Taxing authority thereof or therein, (2) the presentation of a Security or a Guarantee for payment in the United Kingdom or any political subdivision or any Taxing authority thereof or therein, unless such Security or Guarantee could not have been presented elsewhere, or (3) the presentation of a Security or a Guarantee for payment on a date more than 30 days after the date on which such payment in respect of such Security became due and payable or provided for, whichever occurs later, except to the extent that the Holder of such Security or such Guarantee would have been entitled to such Additional Amounts if it had presented such Security or such Guarantee for payment within such 30-day period.

               (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or governmental charge;

               (c) any tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of a Security to comply, or the delay in complying, with a request in writing of the Company or a Guarantor (which request shall be furnished to the Trustee) (1) to provide information concerning the nationality, residence, place of establishment or identity of the Holder or such beneficial owner or (2) to make any declaration or other similar claim or satisfy any information or reporting requirement which, in the case of (1) or (2), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from or reduction of all or part of such tax, duty, assessment or other governmental charge;

               (d) any tax, duty, assessment or other governmental charge resulting from a Listing Failure with respect to any Security issued in the form of a certificated Security pursuant to the terms of this Indenture;

               (e) any tax, duty, assessment or other governmental charge which is imposed on a payment to any holder and is required to be made pursuant to any European Union Directive 2003/48 on the taxation of savings income proposed to come into effect from July 1, 2005, at the earliest, or any law complying with, or introduced in order to conform to, such Directive; or

               (f) any combination of items (a), (b), (c), (d) and (e) above;

         nor shall Additional Amounts be paid with respect to any payment of the principal of, or any interest on, any Security or Guarantee to any Holder who is a fiduciary or partnership other than the sole beneficial owner of such Security or Guarantee, to the extent such payment would be required by the laws of the United Kingdom (or any political subdivision or relevant Taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of the Security.

         At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company or a Guarantor will be obligated to pay Additional Amounts with respect to such payment, the Company or the Guarantor will deliver to the Trustee an Officer's Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal, Redemption Price, interest or any other amount payable under or with respect to any Security or the net proceeds received on the sale or exchange of any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Indenture to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to this Indenture.

Section 10.05   Corporate Existence.

         Subject to Article VIII, the Company and each Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence and their respective rights (charter and statutory) and franchises, provided, however, that the foregoing shall not obligate the Company or any Guarantor to preserve any such right or franchise if
(i) the Company or any Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of its business and would not have a material adverse effect on the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise and would not materially, adversely affect the ability of the Company or any Guarantor to perform its obligations under this Indenture and (ii) failure to preserve the corporate existence of any Guarantor or any such right or franchise would not result in a downgrading of any credit rating then applicable to the Securities.

Section 10.06   Statement by Officers As to Default.

               (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending December 31, 2004), a brief certificate from the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company during such year and of its performance under this Indenture has been made under the supervision of the signers thereof and to the best of his or her knowledge, based on such review, no event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default.

               (b) When any Default has occurred and is continuing under this Indenture, the Company shall deliver to the Trustee an Officers' Certificate specifying such event, notice or other action within five days of the Company Secretary or Chief General Manager Finance and Administration becoming aware of the occurrence thereof.

Section 10.07   Provision of Reports and Financial Statements.

     (a) [Intentionally Omitted]

     (b) The Company shall (i) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act and
(ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

     (c) If the Company is no longer required (or is not required, as the case may be) to file reports pursuant to Section 13 or 15(d) of the Exchange Act, then it shall (i) file with the Trustee and the Commission such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be required by the rules and regulations of the Commission; and (ii) prior to the consummation of the Exchange Offer, promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of a Security who is designated by such Holder and is a qualified institutional buyer (as defined in Rule 144A), upon the request of such Holder or prospective purchaser, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

     (d) The Company shall transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), as soon as reasonably practicable and in any event within 30 days after the filing thereof with the Trustee, such information, documents and reports required to be filed by the Company pursuant to paragraphs (b) and (c) of this Section.

     (e) Within five days after any change in the interest rate of the Securities pursuant to the Registration Rights Agreement, the Company shall deliver an Officers' Certificate to the Trustee stating the new interest rate and the date on which it became effective.

Section 10.08   Waiver of Certain Covenants.

         The Company or any Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.05 through 10.07, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 10.09   Additional Guarantors.

         The Company shall cause any of its Subsidiaries that guarantees Indebtedness under any Credit Facility to, as primary obligors and not merely as sureties, fully and unconditionally guarantee pursuant to a Guarantee, on a senior unsecured basis, the due and punctual payment of all amounts payable under the Securities, when and if the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, upon redemption or otherwise by execution of an indenture supplemental hereto delivered to the Trustee that adds such Subsidiary as a subsequent Guarantor.

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

Section 11.01   Right of Redemption.

          (a) If, as the result of (1) any change in or amendment to the laws, regulations or published tax rulings of the United Kingdom, or of any political subdivision or Taxing authority thereof or therein, affecting taxation, or any change in or amendment to the official or unofficial administration, application or interpretation by a court or tribunal, government or governmental authority of the United Kingdom of such laws, regulations or published tax rulings either generally or in relation to any Securities, which change or amendment is announced or becomes effective on or after the date of this Indenture or which change in official administration, application or interpretation by a court or tribunal, government or governmental authority of the United Kingdom shall not have been available to the public prior to such issue date and is notified to the Company on or after such issue date (a "Change in Tax Law"), or (2) a Listing Failure provided that the Company has used reasonable best efforts to list and maintain a listing of the Securities on a "recognized stock exchange" (within the meaning of Section 841 of the United Kingdom Income and Corporation Taxes Act 1988), it is determined by the Company that the Company would be required to pay any Additional Amounts pursuant to Section
     10.04 of this Indenture or the terms of the Securities in respect of interest on the next succeeding Interest Payment Date, the Company may, at its option, redeem all (but not less than all) of the Securities at any time, upon notice as provided in Section 11.05, at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest and Additional Amounts, if any, thereon to but excluding the Redemption Date; provided that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect. On and after the Redemption Date, interest will cease to accrue on Securities called for redemption and accepted for payment unless the Company shall default in the payment of the Redemption Price and accrued interest.

          Prior to any redemption of the Securities pursuant to this Section 11.01(a), the Company or the Guarantors shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of the Company or the Guarantors to redeem the Securities pursuant to this Section 11.01(a) have occurred. Such Opinion of Counsel shall be based on the laws and application and interpretation thereof in effect on the date of such opinion or to become effective on or before the next succeeding Interest Payment Date.

          (b) The Securities are redeemable, in whole or in part, at the option of the Company at any time at a Redemption Price equal to the greater of
     (i) 100% of the aggregate principal amount of the Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities to be redeemed discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest and Additional Amounts, if any, thereon to but excluding the Redemption Date; provided, however, that interest installments due on an Interest Payment Date which is on or prior to the Redemption Date will be payable to Holders who are Holders of record of such Securities as of the close of business on the Regular Record Date next preceding such Interest Payment Date.

          All determinations made by any Reference Treasury Dealer with respect to determining the Redemption Price pursuant to this Section 11.01(b) shall be final and binding on the Company, the Guarantors, the Trustee and the Holders absent manifest error.

Section 11.02   Applicability of Article.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

Section 11.03   Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities pursuant to
Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 11.04.

Section 11.04   Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, on a pro rata basis or such method as the Trustee shall deem fair and appropriate in its sole discretion and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than US$1,000.

         In the event of redemption of a Security in part only, a new Security for the unredeemed portion thereof shall be issued in the name of the Holder thereof upon the cancellation thereof.

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

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

Section 11.05   Notice of Redemption.

         Notice of redemption shall be given in the manner provided for in
Section 1.06 not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed.

All notices of redemption shall state:

          (a) the Redemption Date,

          (b) the Redemption Price and the amount of accrued and unpaid interest to the Redemption Date payable as provided in Section 11.07, if any,

          (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (e) that on the Redemption Date, the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section 11.07) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date,

          (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

          (g) the CUSIP or CINS number, as the case may be.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. As long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such stock exchange require, the Company will give notice of such redemption to the Luxembourg Stock Exchange and publish a notice of redemption in a Luxembourg newspaper of general circulation.

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

Section 11.06   Deposit of Redemption Price.

         On or prior to 12:00 noon (New York City time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent in immediately available funds, or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03, an amount of money sufficient to pay the Redemption Price of, and accrued interest on or Additional Amounts payable with respect to, all the Securities which are to be redeemed on that date.

Section 11.07   Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest or Additional Amounts, if any, to the Redemption Date; provided, however, that installments of interest and Additional Amounts whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.09.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

Section 11.08   Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 12.01   Company Option to Effect Defeasance or Covenant Defeasance.

         The Company may, at its option by Board Resolution at any time, with respect to the Securities, elect to have either Section 12.02 or Section 12.03 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article XII.

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

Section 12.02   Defeasance and Discharge.

         Upon the Company's exercise under Section 12.01 of the option applicable to this Section 12.02, the Company and the Guarantors shall be deemed to have been discharged from their obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 12.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 12.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive payments in respect of the principal of and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.08 and 10.03, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including the Company's obligation to pay the amounts under Section 6.07, (D) this Article XII and (E) the Company's obligation to pay Additional Amounts under Section 10.04. Subject to compliance with this Article XII, the Company may exercise its option under this Section 12.02 notwithstanding the prior exercise of its option under Section 12.03 with respect to the Securities.

Section 12.03   Covenant Defeasance.

         Upon the Company's exercise under Section 12.01 of the option applicable to this Section 12.03, each of the Company and the Subsidiaries shall be released from its obligations under any covenant contained in Section 8.01 and in Sections 10.05 and 10.07 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and any Subsidiary may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(c) but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 12.04   Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section
12.02 or Section 12.03 to the Outstanding Securities:

          (a) The Company shall irrevocably have deposited with the Trustee (or another trustee satisfying the requirements of Section 6.08 who shall agree to comply

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

     with the provisions of this Article XII applicable to it) as trust funds in trust, for the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations (as defined herein) that through the scheduled payment of principal and interest thereon will provide money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of and interest on the Outstanding Securities on the Stated Maturity (or upon Redemption Date, if applicable) of such principal or installment of interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.03 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with
     Article XI hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (b) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (d) and (e) of Section 5.01 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (c) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

          (d) In the case of an election under Section 12.02, the Company shall have delivered to the Trustee (1) an Opinion of Counsel to the effect that
     (i) the Holders of the Securities of the applicable series will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under Section 12.02 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and (ii) either (A) the Company has received from, or there has been published by the United States Internal Revenue Service, a ruling to that effect, or (B) since the date of the Indenture, there has been a change in the applicable United States federal income tax law; and
     (2) an Opinion of Counsel to the effect that (i) the creation of the defeasance trust does not violate the Investment Company Act of 1940 and
     (ii) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be "connected" with the Company for purposes of the Insolvency Act of 1986 after two years following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law and either (x) the trust funds will no longer remain the property of the Company (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (y) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company (I) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (II) no property, rights in property or other interests granted to the Trustee or the Holders in exchange for, or with respect to, such trust funds will be subject to any prior rights of holders of other indebtedness of the Company or any of its Securities.

          (e) In the case of an election under Section 12.03, the Company has delivered to the Trustee an Opinion of Counsel to the effect that (1) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (2) the Holders will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and the defeasance of the obligations referred to in the first paragraph of
     Section 12.03 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (3) after the passage of 123 days following the deposit (except with respect to any trust funds for the account of any Holder who may be deemed to be "connected" with the Company for purposes of the Insolvency Act of 1986 after two years following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or
     Section 15 of the New York Debtor and Creditor Law, and either (A) the trust funds will no longer remain the property of the Company (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (B) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company (i) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (ii) no property, rights in property or other interests granted to the Trustee or the Holders in exchange for, or with respect to, such trust funds will be subject to any prior rights or holders of other indebtedness of the Company or any of its Securities.

          (f) If at such time the Securities are listed on a national securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Securities will not be delisted as a result of the Company's exercise of its option under Section 12.02; and

          (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section
     12.02 or the covenant defeasance under Section 12.03, as the case may be, have been complied with.

Section 12.05 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 12.05, the "Trustee") pursuant to Section 12.04 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, interest and Additional Amounts, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

         Anything in this Article XII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

Section 12.06   Reinstatement.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 12.05 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.02 or 12.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 12.05; provided, however, that if the Company makes any payment of principal of, interest on or Additional Amounts with respect to any Security following the reinstatement of its obligations, the

Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE XIII
                              SECURITIES GUARANTEES

Section 13.01   Unconditional Guarantee.

         Subject to the provisions of this Article XIII, the Guarantors hereby, jointly and severally, unconditionally and irrevocably guarantee (such guarantees to be referred to herein as "Guarantees") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, interest on and Additional Amounts with respect to the Securities shall be duly and punctually paid in full when due, whether at maturity, upon redemption at the option of Holders pursuant to the provisions of the Securities relating thereto, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, and Additional Amounts with respect to the Securities and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee hereunder) and all other Obligations shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other Obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other Obligation of the Company to the Holders under this Indenture or under the Securities, for whatever reason, the Guarantors shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under the Guarantees, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

         The Guarantees will be senior unsecured obligations of the Guarantors and will rank pari passu in right of payment with all other existing and future senior unsecured obligations of the Guarantors.

         The Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. The Guarantors hereby waive the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantees shall not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Guarantee. This Guarantee is a guarantee of payment and not of collection. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) subject to this Article XIII, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article V hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

         The obligations of the Guarantors hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of the Guarantors hereunder (whether such payment shall have been made by or on behalf of the Company or by or on behalf of the Guarantors) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or any Guarantor otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Company is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Company, all such indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by the Guarantors as provided herein.

Section 13.02   Limitations on Guarantees.

         The obligations of the Guarantors under their Guarantees are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of each Guarantors (including without limitation, any other Guarantor senior debt) will result in the obligations of the Guarantors under the Guarantees not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

Section 13.03   Execution and Delivery of Guarantees.

         To further evidence the Guarantees set forth in Section 13.01, the Guarantors hereby agree that a notation of such guarantee, substantially in the form set forth in Exhibit A hereto, shall be endorsed on each Security authenticated and delivered by the Trustee. Such Guarantees shall be executed on behalf of the Guarantors by either manual of facsimile signature of an officer of each Guarantor who shall have been duly authorized to so executed by all requisite corporation action. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

         The Guarantors hereby agree that the Guarantees set forth in Exhibit A shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

         If an officer of a Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates the Security on which such Guarantee is endorsed or at any time thereafter, the Guarantor's Guarantee of such Security shall nevertheless be valid.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantors.

Section 13.04   Release of the Guarantors.

          (a) Upon the consolidation or merger of a Guarantor with or into any Person, or the transfer, sale, lease or other disposition of all or substantially all of its assets to any Person in compliance with Article VIII, such Guarantor's Guarantee will be automatically discharged and released from all obligations under this Article XIII without any further action required on the part of the Trustee or any Holder; provided, however, the successor Person expressly assumes such Guarantor's obligations under the Guarantee, under the Indenture and under the Registration Rights Agreement pursuant to Article VIII.

          (b) The Trustee shall deliver an appropriate instrument evidencing the release of a Guarantor upon receipt of a request by the Company or a Guarantor accompanied by an Officers' Certificate and an Opinion of Counsel certifying as to the compliance with this Section 13.04 and the provisions of Article VIII; provided, however, that the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officers' Certificates of the Company.

         The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Securities and under this
Article XIII.

Section 13.05   Waiver of Subrogation.

         Until this Indenture is discharged and all of the Securities are discharged and paid in full, the Guarantors hereby irrevocably waive and agree not to exercise any claim or other rights which they may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Company's obligations under the Securities or this Indenture and the Guarantors' obligations under the Guarantees and this Indenture, in any such instance including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of the Holders against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to a Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders of Securities, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Trustee or the Holders and shall forthwith be paid to the Trustee for the benefit of itself or such Holders to be credited and applied to the obligations in favor of the Trustee or the Holders, as the case may be, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 13.05 is knowingly made in contemplation of such benefits.

Section 13.06   Immediate Payment.

         Each Guarantor agrees to make immediate payment to the Trustee on behalf of the Holders of all Obligations owing or payable to the respective Holders upon receipt of a demand for payment therefor by the Trustee to the Guarantor in writing.

Section 13.07   No Set-Off.

         Each payment to be made by a Guarantor hereunder in respect of its obligations shall be payable in the currency or currencies in which such obligations are denominated, and shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

Section 13.08   Obligations Absolute.

         The obligations of the Guarantors hereunder are and shall be absolute and unconditional and any monies or amounts expressed to be owing or payable by the Guarantors hereunder which may not be recoverable from the Guarantors on the basis of a Guarantee shall be recoverable from the Guarantor as a primary obligor and principal debtor in respect thereof.

         The Obligations of the Guarantors hereunder shall be continuing and shall remain in full force and effect until all the Obligations have been paid and satisfied in full.

Section 13.09   Obligations Not Reduced.

         The obligations of the Guarantors hereunder shall not be satisfied, reduced or discharged solely by the payment of such principal, interest, Additional Amounts, fees and other monies or amounts as may at any time prior to discharge of this Indenture pursuant to Article XIII be or become owing or payable under or by virtue of or otherwise in connection with the Securities or this Indenture.

Section 13.10   [Intentionally Omitted]

Section 13.11   Obligations Not Affected.

         The obligations of the Guarantors hereunder shall not be affected, impaired or diminished in any way by any act, omission, matter or thing whatsoever, occurring before, upon or after any demand for payment hereunder (and whether or not known or consented to by the Guarantors or any of the Holders) which, but for this provision, might constitute a whole or partial defense to a claim against the Guarantors hereunder or might operate to release or otherwise exonerate the Guarantors from any of their obligations hereunder or otherwise affect such obligations, whether occasioned by default of any of the Holders or otherwise, including, without limitation:

          (a) any limitation of status or power, disability, incapacity or other circumstance relating to the Company or any other Person, including any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding-up or other proceeding involving or affecting the Company or any other Person;

          (b) any irregularity, defect, unenforceability or invalidity in respect of any indebtedness or other obligation of the Company or any other Person under this Indenture, the Securities or any other document or instrument;

          (c) any failure of the Company, whether or not without fault on its part, to perform or comply with any of the provisions of this Indenture or the Securities, or to give notice thereof to the Guarantor;

          (d) the taking or enforcing or exercising or the refusal or neglect to take or enforce or exercise any right or remedy from or against the Company or any other Person or their respective assets or the release or discharge of any such right or remedy;

          (e) the granting of time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

          (f) any change in the time, manner or place of payment of, or in any other term of, any of the Securities, or any other amendment, variation, supplement, replacement or waiver of, or any consent to departure from, any of the Securities of this Indenture, including, without limitation, any increase or decrease in the principal amount of, interest on or Additional Amounts with respect to any of the Securities;

          (g) any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Company or the Guarantors;

          (h) except as provided herein, any merger or consolidation of the Company or any Guarantor with any Person or Persons;

          (i) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Obligations under this Indenture or the obligations of the Guarantors under the Guarantees; and

          (j) any other circumstance, including release of the Guarantor other than pursuant to Section 13.04, that might otherwise constitute a legal or equitable discharge or defense of the Company under this Indenture or the Securities or of the Guarantors in respect of its Guarantees hereunder.

Section 13.12   Waiver.

         Without in any way limiting the provisions of Section 13.01 hereof, the Guarantors hereby waive notice of acceptance hereof, notice of any liability of the Guarantors hereunder, notice or proof of reliance by the Holders upon the obligations of the Guarantors hereunder, and diligence, presentment, demand for payment on the Company, protest, notice of dishonor or non-payment of any of the Obligations, or other notice or formalities to the Company or the Guarantors of any kind whatsoever.

Section 13.13   No Obligation To Take Action Against the Company.

         Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Obligations under this Indenture or against the Company or any other Person or any property of the Company or any other Person before the Trustee is entitled to demand payment and performance by the Guarantors of their liabilities and obligations under their respective Guarantees or under this Indenture.

Section 13.14   Dealing with the Company and Others.

         The Holders, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of the Guarantors hereunder and without the consent of or notice to any Guarantor, may:

          (a) grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

          (b) take or abstain from taking security or collateral from the Company or from perfecting security or collateral of the Company;

          (c) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Company or any third party with respect to the obligations or matters contemplated by this Indenture or the Securities;

          (d) accept compromises or arrangements from the Company;

          (e) apply all monies at any time received from the Company or from any security upon such part of the obligations as the Holders may see fit or change any such application in whole or in part from time to time as the Holders may see fit; and

          (f) otherwise deal with, or waive or modify their right to deal with, the Company and all other Persons and any security as the Holders or the Trustee may see fit.

Section 13.15   Default and Enforcement.

         If a Guarantor fails to pay in accordance with Section 13.06 hereof, the Trustee may proceed in its name as trustee hereunder in the enforcement of the Guarantees of such Guarantor and such Guarantor's obligations thereunder and hereunder by any remedy provided by law, whether by legal proceedings or otherwise, and to recover from the Guarantors the Obligations.

Section 13.16   Amendment, Etc.

         No amendment, modification or waiver of any provision of this Indenture relating to the Guarantors or consent to any departure by the Guarantors or any other Person from any such provision will in any event be effective unless it is signed by the Guarantors and the Trustee.

Section 13.17   Acknowledgement.

         Each Guarantor hereby acknowledges communication of the terms of this Indenture and the Securities and consents to and approves of the same.

Section 13.18   No Merger or Waiver; Cumulative Remedies.

         No Guarantee shall operate by way of merger of any of the obligations of the Guarantors under any other agreement, including, without limitation, this Indenture. No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, remedy, power or privilege hereunder or under this Indenture or the Securities, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under this Indenture or the Securities preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges in the Guarantees and under this Indenture, the Securities and any other document or instrument between the Guarantors and/or the Company and the Trustee are cumulative and not exclusive of any rights, remedies, powers and privilege provided by law.

Section 13.19   Survival of Obligations.

         Without prejudice to the survival of any of the other obligations of the Guarantors hereunder, the obligations of the Guarantors under Section 13.01 shall survive the payment in full of the Obligations under this Indenture and shall be enforceable against the Guarantors without regard to and without giving effect to any defense, right of offset or counterclaim available to or which may be asserted by the Company or the Guarantors.

Section 13.20   Guarantee in Addition to Other Obligations.

         The obligations of the Guarantors under the Guarantees and this Indenture are in addition to and not in substitution for any other obligations to the Trustee or to any of the Holders in relation to this Indenture or the Securities and any guarantees or security at any time held by or for the benefit of any of them.

Section 13.21   Severability.

         Any provision of this Article XIII which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction unless its removal would substantially defeat the basic intent, spirit and purpose of this Indenture and this Article XIII. In case any provision of any Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.22   Successors and Assigns.

         Each Guarantee shall be binding upon and inure to the benefit of the Guarantor and the Trustee and the other Holders and the other Holders and their respective successors and permitted assigns, except that the Guarantor may assign any of its obligations hereunder or thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        AMVESCAP PLC


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                        A I M MANAGEMENT GROUP INC.


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                        A I M ADVISORS, INC.


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                       INVESCO INSTITUTIONAL (N.A.), INC.


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                        INVESCO NORTH AMERICAN HOLDINGS, INC.


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                        SUNTRUST BANK, as Trustee


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT A

                               [FACE OF SECURITY]

                                  AMVESCAP PLC

                    4.500% Senior Note Due 2009[, Series B]**

CUSIP:

No. _______                                                 US$_________________

     AMVESCAP PLC, a corporation formed under the laws of the United Kingdom (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to ___________, or its registered assigns, the principal sum of ____________________________________ (US$___________), on ____________, ____.


        [Initial Interest Rate:         % per annum.]*
        [Interest Rate:                 % per annum.]**
        Interest Payment Dates:         June 15 and December 15 of each year
                                        commencing ___________.

        Regular Record Dates:           June 1 and December 1 of each year.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.







____________________________
*   Include only for Initial Securities.
**  Include only for Exchanges Securities.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.

Date: ______________                     AMVESCAP PLC


                                        By
                                           -------------------------------------
                                                Title:

                (Form of Trustee's Certificate of Authentication)



     This is one of the 4.500% Senior Notes Due 2009[, Series B]** described in the within-mentioned Indenture.


                                         SUNTRUST BANK


                                         By: _____________________________
                                             Authorized Signatory

                           [REVERSE SIDE OF SECURITY]

                                  AMVESCAP PLC

                   4.500% Senior Notes Due 2009[, Series B]**



1. Principal and Interest.
   ----------------------

         The Company will pay the principal of this Security on December 15, 2009.

         The Company promises to pay interest on the principal amount of this Security on each Interest Payment Date, as set forth below, at the rate of 4.500% per annum [(subject to adjustment as provided below)]*

         Interest will be payable semiannually (to the holders of record of the Securities (or any predecessor Securities) at the close of business on the June 1 or December 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing June 15, 2005.

         [The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated December 14, 2004, among the Company, the Guarantors and the Initial Purchasers named therein (the "Registration Rights Agreement"). In the event that either (a) the Exchange Offer Registration Statement is not filed with the Securities and Exchange Commission on or prior to February 12, 2005, (b) the Exchange Offer Registration Statement is not declared effective on or prior to May 13, 2005, (c) the Exchange Offer is not consummated on or prior to June 12, 2005, (d) the Shelf Registration Statement is not declared effective on or prior to May 13, 2005 or (e) any registration statement required by the Registration Rights Agreement is filed and declared effective but shall thereafter cease to be effective and such registration statement ceases to be effective for more than 60 days (whether or not consecutive) in any 12-month period (except as specifically provided herein and in the Registration Rights Agreement) without being succeeded immediately by an additional registration statement filed and declared effective, the interest rate borne by this Security shall be increased by 0.25% per annum. Upon the filing of the Exchange Offer Registration Statement, the effectiveness of the Exchange Offer Registration Statement, the consummation of the Exchange Offer, or the effectiveness of a Shelf Registration Statement, as the case may be, the interest rate borne by this Security from the date of such filing, consummation or effectiveness, as the case may be, will be reduced to the original interest rate set forth above; provided, however, that, if after such reduction in interest rate, a different event specified in clause (a), (b), (c), (d) or (e), above occurs, the interest rate may again be increased pursuant to the foregoing provisions.]*

         Interest on this Security will accrue from the most recent date to which interest has been paid [on this Security or the Security surrendered in exchange herefor]** or, if no interest has been paid, from __________; provided that, if there is no existing default in the payment of interest and if this Security is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such

Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         Under certain circumstances described in the Indenture, the Company or the Guarantors also shall pay Additional Amounts to the Holders of Securities equal to an amount that the Company or Guarantors may be required to withhold or deduct for or on account of Taxes imposed by a Taxing authority within the United Kingdom from any payment made under or with respect to the Securities or the Guarantees.

         The Company shall pay interest on overdue principal and interest on overdue installments of interest and Additional Amounts, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Securities.

2. Method of Payment.
   -----------------

         The Company will pay interest (except defaulted interest) on the principal amount of the Securities on each June 15 and December 15 to the persons who are Holders (as reflected in the Security Register at the close of business on the June 1 and December 1 immediately preceding the Interest Payment
Date), in each case, even if the Security is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Security to any Paying Agent on or after December 15, 2009.

         The Company will pay principal, interest and Additional Amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. [Payment of the principal of, interest on and Additional Amounts with respect to the Securities will be made at the office or agency of the Company maintained for that purpose in the City of New York (which shall be located at SunTrust Bank, c/o SunTrust Robinson Humphrey Capital Markets, 125 Broad Street, 3rd Floor, New York, New York 10004, Attention: Randy Brougher, unless the Company shall designate and maintain some other office or agency for such purpose) and, so long as the Securities are registered on the Luxembourg Stock Exchange and the rules of the stock exchange require, at the office of the Luxembourg Paying Agent in Luxembourg, or at such other office or agency of the Company as may be maintained for such purpose, in lawful money of the United States of America, or payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register; provided, however, that all payments to Holders who have given wire transfer instructions to the Company will be made by wire transfer of immediately available funds to the accounts specified by such Holder.]*** [All payments will be made by wire transfer of immediately available funds to the accounts specified by the Holder.]**** If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.


____________________________
*** Include for U.S. Physical Securities only.
****Include for Global Security only.



3. Paying Agent and Registrar.
   --------------------------

         Initially, the Trustee will act as Paying Agent and Registrar and, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the stock exchange require, the Luxembourg Paying Agent will act as Luxembourg paying agent. The Company may change any Paying Agent or Registrar upon written notice thereto. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-registrar.

4.   Guarantees.
     ----------

         This Security is entitled to the benefits of the Guarantee made by each of the Guarantors as described in the Indenture, pursuant to which the Guarantors have irrevocably and unconditionally, jointly and severally, guaranteed on a senior unsecured basis the punctual payment when due, whether at Stated Maturity, by acceleration, redemption or otherwise, of all obligations of the Company under the Indenture and this Security. A Guarantor shall be released from its Guarantee upon the terms and subject to the conditions set forth in the Indenture.

5.   Indenture; Limitations.
     ----------------------

         The Company issued the Securities under an Indenture dated as of December 14, 2004 (the "Indenture"), among the Company, the Guarantors named therein (the "Guarantors" which term will include all successor guarantors under the Indenture) and SunTrust Bank, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

         The Securities are senior unsecured obligations of the Company.

6.   Redemption.
     ----------

     (a) In the event that the Company has become or would become obligated to pay any Additional Amounts as a result of (i) a Change in Tax Law or (ii) a Listing Failure provided that the Company has used reasonable best efforts to list or maintain a listing of the Securities on a "recognized stock exchange" (within the meaning of Section 841 of the United Kingdom Income and Corporation Taxes Act 1988) (as provided for in Section 10.04 of the Indenture), then the Company may redeem all, but not less than all, of the Securities at any time at 100% of the principal amount thereof on the Redemption Date, together with accrued and unpaid interest and Additional Amounts, if any, thereon to but excluding the Redemption Date. Prior to the publication of the notice of redemption in accordance with the foregoing, the Company shall deliver to the Trustee an Opinion of Counsel.

     (b) The Securities may be redeemed, in whole or in part, at the option of the Company at any time at a Redemption Price equal to the greater of (i) 100% of the aggregate principal amount of the Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of the principal and interest on such Securities to be redeemed discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest and Additional Amounts, if any, thereon to but excluding the Redemption Date; provided, however, that interest installments due on an Interest Payment Date which is on or prior to the Redemption Date will be payable to Holders who are Holders of record of such Securities as of the close of business on the Regular Record Date preceding such Interest Payment Date.

     (c) Notice of a redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's last address as it appears in the Security Register. Securities in original denominations larger than US$2,000 may be redeemed in part in integral multiples of US$1,000. On and after the Redemption Date, interest ceases to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

7. Denominations; Transfer; Exchange.
   ---------------------------------

         The Securities are in registered form without coupons, in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities selected for redemption (except the unredeemed portion of any Security being redeemed in part). Also, it need not register the transfer or exchange of any Securities for a period of 15 days before a selection of Securities to be redeemed is made.

         As long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the stock exchange require, the Company shall give notice of such redemption to the Luxembourg Stock Exchange and publish a notice of redemption in a Luxembourg newspaper of general circulation.

8. Persons Deemed Owners.
   ---------------------

         Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

9. Unclaimed Money.
   ---------------

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

10. Discharge Prior to Redemption or Maturity.
    -----------------------------------------

         Provided other conditions in the Indenture are met, if the Company irrevocably deposits, or causes to be deposited, with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, accrued interest on and Additional Amounts with respect to the Securities to redemption or maturity, the Company will be discharged from the Indenture and the Securities, except in certain circumstances for certain sections thereof.

11. Amendment; Supplement; Waiver.
    -----------------------------
         Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then Outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then Outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.

12. Restrictive Covenants.
    ---------------------

         The Indenture contains certain covenants, including, without limitation, covenants with respect to the merger and certain transfers of assets. Within 120 days after the end of each fiscal year, the Company must report to the Trustee on compliance with such covenants.

13. Successor Persons.
    -----------------

         When a successor person or other entity expressly assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor person will be released from those obligations, provided other conditions in the Indenture are met.

14. Remedies for Events of Default.
    ------------------------------

         If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the Securities then Outstanding may declare all the Securities to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any Guarantor occurs and is continuing, the Securities automatically become immediately due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of at least a majority in principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power.

15. Trustee Dealings with Company.
    -----------------------------

         The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Company and its Affiliates as if it were not the Trustee.

16. Authentication.
    --------------

         This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

17. Abbreviations.
    -------------

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to AMVESCAP PLC, 1315 Peachtree Street, N.E., Suite 500, Atlanta, Georgia 30309, Attention: Chief Financial Officer.

[SCHEDULE I

                                  AMVESCAP PLC
                           4.500% Senior Note Due 2009

Date                            Principal Amount                   Notation]****

                            [FORM OF TRANSFER NOTICE]


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------

(Please print or typewrite name and address including zip code of assignee)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                           ON ALL CERTIFICATES EXCEPT
                    PERMANENT OFFSHORE PHYSICAL CERTIFICATES]


         In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or _____________, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[  ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or
--

[  ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.07 of the Indenture shall have been satisfied.

Date: ____________________

         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.


                                        ________________________________________
                                        Signature guaranteed by a member of a
                                        "Signature Guarantee Program"
                                        ("STAMP"), Stock Exchange Medallion
                                        Program ("SEMP") or New York Stock
                                        Exchange Medallion Signature Program,
                                        ("MSP") (an "Eligible Institution"), the signature(s) must be guaranteed by an Eligible Institution.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: __________________


         NOTICE: To be executed by an executive officer, general partner, trustee or similar representative.

                                    GUARANTEE

         For value received, the undersigned hereby, jointly and severally, unconditionally guarantee, as principal obligor and not only as a surety, to the Holder of this Security the cash payments in U.S. dollars of principal of and interest on this Security in the amounts and at the times when due and interest on the overdue principal, interest, if any, and Additional Amounts with respect to this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture (as defined below) or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article XIII of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article XIII of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

         Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture relating to the 4.500% Senior Notes Due 2009 (the "Indenture") dated as of December 14, 2004 among AMVESCAP PLC, the Guarantors and SunTrust Bank, as trustee (the "Trustee").

         The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XIII of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

         This Guarantee will be a senior unsecured obligation of the Guarantors and will rank pari passu in right of payment with all other existing and future senior unsecured obligations of the Guarantors.

         This Guarantee shall be governed by and construed in accordance with the laws of the state of New York.

         This Guarantee is subject to release upon the terms set forth in the Indenture.

         IN WITNESS WHEREOF, the Guarantors have caused this instrument to be duly executed.

Date: _________________


                                        A I M MANAGEMENT GROUP INC.


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                        A I M ADVISORS, INC.


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                       INVESCO INSTITUTIONAL (N.A.), INC.


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                        INVESCO NORTH AMERICAN HOLDINGS, INC.


                                        By
                                           -------------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT B


               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                   TRANSFER FROM RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY

SunTrust Bank
25 Park Place
24th Floor
Atlanta, Georgia 30303
Attn:  Corporate Trust Office


                Re: 4.500% Senior Notes Due 2009 of AMVESCAP PLC

         Reference is hereby made to the Indenture, dated as of December 14, 2004 (the "Indenture"), between AMVESCAP PLC, as issuer (the "Company"), each of the Guarantors named in the first paragraph of the Indenture and SunTrust Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$_________ principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No._________) and held with the Depositary in the name of Cede & Co. (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. ________).

         In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

     (A) if the transfer has been effected pursuant to Rule 903 or Rule 904:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either:

               (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

               (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

          (5) if the transfer is being requested prior to January 23, 2005, upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream, or both (Common Code ____________); and

     (B) If the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144 under the Securities Act.

         Upon giving effect to this request to exchange a beneficial interest in such Restricted Global Security for a beneficial interest in a Regulation S Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Security pursuant to the Indenture and the Securities.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                             [Insert Name of Transferor]


                              By
                                ----------------------------------------------
                                  Name:
                                  Title:


                                ______________________________________________
                                Signature guaranteed by a member of a
                                "Signature Guarantee Program"
                                ("STAMP"), Stock Exchange Medallion
                                Program ("SEMP") or New York Stock
                                Exchange Medallion Signature Program,
                                ("MSP") (an "Eligible Institution"), the signature(s) must be guaranteed by an Eligible Institution.



                                Dated:  ____________, ____

                                                                       EXHIBIT C


               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                  TRANSFER FROM REGULATION S GLOBAL SECURITY TO
                           RESTRICTED GLOBAL SECURITY


SunTrust Bank
25 Park Place
24th Floor
Atlanta, Georgia 30303
Attn:  Corporate Trust Office


                Re: 4.500% Senior Notes Due 2009 of AMVESCAP PLC

         Reference is hereby made to the Indenture, dated as of December 14, 2004 (the "Indenture"), between AMVESCAP PLC, as issuer (the "Company"), each of the Guarantors named in the first paragraph of the Indenture and SunTrust Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$____________ principal amount of the Securities which are evidenced by the Regulation S Global Security (CUSIP No. _________) and held with the Depositary in the name of Cede & Co. (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. __________), to be held with the Depositary.

         In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

         Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in the Restricted Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to the U.S. Global Securities pursuant to the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                             [Insert Name of Transferor]


                              By
                                ----------------------------------------------
                                  Name:
                                  Title:



Dated:  ____________, ____




                                ______________________________________________
                                Signature guaranteed by a member of a
                                "Signature Guarantee Program"
                                ("STAMP"), Stock Exchange Medallion
                                Program ("SEMP") or New York Stock
                                Exchange Medallion Signature Program,
                                ("MSP") (an "Eligible Institution"), the signature(s) must be guaranteed by an Eligible Institution.

                                                                       EXHIBIT D

        FORM OF CERTIFICATE FOR TRANSFER OF U.S. PHYSICAL SECURITIES TO
           REGULATION S GLOBAL SECURITY OR RESTRICTED GLOBAL SECURITY

SunTrust Bank
25 Park Place
24th Floor
Atlanta, Georgia 30303
Attn:  Corporate Trust Office

                  Re:      4.500% Senior Notes Due 2009 of AMVESCAP PLC

         Reference is hereby made to the Indenture, dated as of December 14, 2004 (the "Indenture"), between AMVESCAP PLC as issuer (the "Company"), each of the Guarantors named in the first paragraph of the Indenture and SunTrust Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$___________ principal amount of Securities which are evidenced by a definitive certificated Security (Certificate No. __________, CUSIP No. __________, in the name of _________________) (the
"Transferor"). The Transferor has requested a transfer of such interest in the Securities to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the [Restricted Global Security (CUSIP No. ____________)] [Regulation S Global Security (CUSIP No. ___________)].

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that: [if such request is made for transfer to the Regulation S Global Security: such transfer has been effected pursuant to and in accordance with Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

     (1) if the transfer has been effected pursuant to Rule 903 or Rule 904:

          (A) the offer of the Securities was not made to a person in the United States;

          (B) either:

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; [and]

          (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; [and

          (E) if the transfer is being requested prior to January 23, 2005: Upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream or both (Common Code __________);] or

     (2) if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.]

         [if such request is made for transfer to the Restricted Global
         Security: such transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act, and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A [and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States].

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

     Upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream or both (Common Code_____).

                             [Insert Name of Transferor]


                             By:
                                ----------------------------------------------
                                  Name:
                                  Title:



Dated:  ____________, ____




                                ______________________________________________
                                Signature guaranteed by a member of a
                                "Signature Guarantee Program"
                                ("STAMP"), Stock Exchange Medallion
                                Program ("SEMP") or New York Stock
                                Exchange Medallion Signature Program,
                                ("MSP") (an "Eligible Institution"), the signature(s) must be guaranteed by an Eligible Institution.

                                                                       EXHIBIT E


          FORM OF CERTIFICATE FOR TRANSFER OR EXCHANGE AFTER TWO YEARS



SunTrust Bank
25 Park Place
24th Floor
Atlanta, Georgia 30303
Attn:  Corporate Trust Office


                Re: 4.500% Senior Notes Due 2009 of AMVESCAP PLC

     Reference is hereby made to the Indenture, dated as of December 14, 2004 (the "Indenture"), between AMVESCAP PLC as issuer (the "Company"), each of the Guarantors named in the first paragraph of the Indenture and SunTrust Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     [For transfers: This letter relates to US$__________ principal amount of Securities which are evidenced by a [Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of Cede & Co.] [a U.S. Physical Security (CUSIP No. ________________) registered in the name of _________________] [and held for the benefit of _________________] (the
"Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be transferred to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. _________).

     In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that upon such transfer, (a) a period of at least two years will have elapsed since December 14, 2004, (b) the Beneficial Owner during the three months preceding the date of such transfer was not an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it was not acting on behalf of such an affiliate and (c) such Person to whom such transfer is being made is not an "affiliate" of the Company.]

     [For exchanges: This letter relates to US$__________ principal amount of Securities that are evidenced by a [Restricted Global Security (CUSIP No. __________) and held with the Depositary in the name of [ ] [and held for the benefit of ] ] (the "Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be exchanged for a beneficial interest in an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. __________).

     In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that [it is located and acquired such securities outside the United States (if the Restricted Period has ended) and that such transfer is being made in accordance with Rule 903 or 904 of Regulation S promulgated under the United States Securities Act of 1933, as amended][, upon such exchange, (a) it will be the beneficial owner of such Securities, (b) a period of at least two years will have elapsed since December 14, 2004 and (c) the Beneficial Owner will not be, and during the three months preceding the date of such exchange will not have been, an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it is not acting on behalf of such an affiliate.]

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


Dated:                     [Insert Name of Beneficial Owner]


                           By:
                              --------------------------------------------------
                               Name:
                               Title:


                           _____________________________________________________
                           Signature guaranteed by a member of a "Signature Guarantee Program" ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock
                           Exchange Medallion Signature Program, ("MSP")
                           (an "Eligible Institution"), the signature(s) must be guaranteed by an Eligible Institution.

                              --------------------

                                    Indenture

                          Dated as of December 14, 2004

                              ---------------------


                                 US$300,000,000

                          4.500% Senior Notes Due 2009


                              --------------------


                                  AMVESCAP PLC,

                                     Issuer,

                             EACH OF THE GUARANTORS
                                  NAMED HEREIN,

                                   Guarantors,

                                       and

                                 SUNTRUST BANK,

                                     Trustee

                                  AMVESCAP PLC

               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of December 14, 2004




Trust Indenture
  Act Section                                                                           Indenture Section

ss.310(a)(1)........................................................................   6.08
   310(a)(2)........................................................................   6.08
   310(a)(3)........................................................................   N/A
   310(a)(4)........................................................................   N/A
   310(a)(5)........................................................................   6.08
   310(b)...........................................................................   6.05, 6.09
ss.311  ............................................................................   6.05, 6.06
ss.312(a)...........................................................................   7.01
   312(b)...........................................................................   7.01
   312(c)...........................................................................   7.01
ss.313(a)...........................................................................   7.02
ss.313(b)...........................................................................   7.02
   313(c)...........................................................................   6.01,7.02
ss.313(d)...........................................................................   7.02
ss.314(a)...........................................................................   10.06;10.07
ss.314(b)...........................................................................   N/A
ss.314(c)...........................................................................   N/A
ss.314(d)...........................................................................   N/A
ss.314(e)...........................................................................   1.02
ss.315(a)...........................................................................   6.01
ss.315(b)...........................................................................   6.02
ss.315(c)...........................................................................   6.02
ss.315(e)...........................................................................   5.15
ss.316(a)...........................................................................   5.12,5.13
ss.316(b)...........................................................................   5.08
ss.316(c)...........................................................................   1.04

                               TABLE OF CONTENTS

                                                                            Page

PARTIES......................................................................  1
RECITALS OF THE COMPANY......................................................  1


ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................1


Section 1.01  Definitions......................................................1
Section 1.02  Compliance Certificates and Opinions.............................8
Section 1.03  Form of Documents Delivered to Trustee...........................9
Section 1.04  Acts of Holders.................................................10
Section 1.05  Notices, etc., to Trustee, Company or Guarantors................11
Section 1.06  Notice to Holders, Waiver.......................................12
Section 1.07  Conflict of any Provision of Indenture with Trust Indenture Act.12
Section 1.08  Effect of Headings and Table of Contents........................12
Section 1.09  Successors and Assigns..........................................12
Section 1.10  Separability Clause.............................................12
Section 1.11  Benefits of Indenture...........................................13
Section 1.12  Counterparts....................................................13
Section 1.13  Governing Law...................................................13
Section 1.14  Legal Holidays..................................................13
Section 1.15  Agent for Service; Submission to Jurisdiction; Waiver of
                        Immunities and Jury Trial.............................13
Section 1.16  Currency........................................................14


ARTICLE II
SECURITY FORMS................................................................15

Section 2.01  Forms Generally.................................................15
Section 2.02  Restrictive Legends.............................................16


ARTICLE III
THE SECURITIES................................................................17


Section 3.01  Title and Terms.................................................17
Section 3.02  Denominations...................................................18
Section 3.03  Execution, Authentication, Delivery and Dating..................18
Section 3.04  Temporary Securities............................................20

__________________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section 3.05  Registration, Registration of Transfer and Exchange.............20
Section 3.06  Book-Entry Provisions for Restricted Global Security............21
Section 3.07  Special Transfer Provisions.....................................23
Section 3.08  Mutilated, Destroyed, Lost and Stolen Securities................26
Section 3.09  Payment of Interest and Certain Additional Amounts; Rights to
                        Interest and Certain Additional Amounts Preserved.....27
Section 3.10  Persons Deemed Owners...........................................28
Section 3.11  Cancellation....................................................28
Section 3.12  CUSIP and CINS Numbers..........................................29
Section 3.13  Computation of Interest.........................................29


ARTICLE IV
SATISFACTION AND DISCHARGE....................................................29


Section 4.01  Satisfaction and Discharge of Indenture.........................29
Section 4.02  Application of Trust Money......................................30


ARTICLE V
REMEDIES......................................................................30


Section 5.01  Events of Default...............................................30
Section 5.02  Acceleration of Maturity; Rescission and Annulment..............32
Section 5.03  Collection of Indebtedness and Suits for Enforcement by Trustee.33
Section 5.04  Trustee May File Proofs of Claim................................33
Section 5.05  Trustee May Enforce Claims Without Possession of Securities.....34
Section 5.06  Application of Money Collected..................................34
Section 5.07  Limitation on Suits.............................................35
Section 5.08  Unconditional Right of Holders to Receive Principal, Interest and
                        Additional Amounts....................................35
Section 5.09  Restoration of Rights and Remedies..............................36
Section 5.10  Rights and Remedies Cumulative..................................36
Section 5.11  Delay or Omission Not Waiver....................................36
Section 5.12  Control by Holders..............................................36
Section 5.13  Waiver of Past Defaults.........................................37
Section 5.14  Waiver of Stay or Extension Laws................................37
Section 5.15  Undertaking for Costs...........................................37


ARTICLE VI
THE TRUSTEE...................................................................38


Section 6.01  Certain Duties and Responsibilities.............................38
Section 6.02  Notice of Defaults..............................................38
Section 6.03  Certain Rights of Trustee.......................................38
Section 6.04  Trustee Not Responsible for Recitals or Issuance of Securities..40
Section 6.05  May Hold Securities.............................................40

Section 6.06  Money Held in Trust.............................................40
Section 6.07  Compensation and Reimbursement..................................40
Section 6.08  Corporate Trustee Required; Eligibility.........................41
Section 6.09  Resignation and Removal; Appointment of Successor...............41
Section 6.10  Acceptance of Appointment by Successor..........................42
Section 6.11  Merger, Conversion, Consolidation or Succession to Business.....43
Section 6.12  Withholding Taxes...............................................43


ARTICLE VII
HOLDERS' LISTS AND REPORTS BY TRUSTEE.........................................44


Section 7.01  Disclosure of Names and Addresses of Holders....................44
Section 7.02  Reports by Trustee..............................................44


ARTICLE VIII
CONSOLIDATION, MERGER, CONVEYANCE,  TRANSFER OR LEASE.........................44


Section 8.01  Company and Guarantors May Consolidate, etc., Only on
                        Certain Terms.........................................44
Section 8.02  Successor Person Substituted for Company........................45


ARTICLE IX
SUPPLEMENTS AND AMENDMENTS TO INDENTURE AND SECURITIES GUARANTEES.............46


Section 9.01  Without Consent of Holders......................................46
Section 9.02  With Consent of Holders.........................................47
Section 9.03  Execution of Supplemental Indentures............................48
Section 9.04  Effect of Supplemental Indentures...............................48
Section 9.05  Conformity with Trust Indenture Act.............................48
Section 9.06  Reference in Securities to Supplemental Indentures..............48
Section 9.07  Notice of Supplemental Indentures...............................48
Section 9.08  Revocation and Effect of Consents, Waivers and Actions..........48


ARTICLE X
COVENANTS.....................................................................49


Section 10.01  Payment of Principal and Interest..............................49
Section 10.02  Maintenance of Office or Agency................................49
Section 10.03  Money for Security Payments to Be Held in Trust................50
Section 10.04  Additional Amounts.............................................51
Section 10.05  Corporate Existence............................................53
Section 10.06  Statement by Officers As to Default............................53
Section 10.07  Provision of Reports and Financial Statements..................53
Section 10.08  Waiver of Certain Covenants....................................54

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Section 10.09  Additional Guarantors..........................................54


ARTICLE XI
REDEMPTION OF SECURITIES......................................................55


Section 11.01  Right of Redemption............................................55
Section 11.02  Applicability of Article.......................................56
Section 11.03  Election to Redeem; Notice to Trustee..........................56
Section 11.04  Selection by Trustee of Securities to Be Redeemed..............56
Section 11.05  Notice of Redemption...........................................57
Section 11.06  Deposit of Redemption Price....................................58
Section 11.07  Securities Payable on Redemption Date..........................58
Section 11.08  Securities Redeemed in Part....................................58


ARTICLE XII
DEFEASANCE AND COVENANT DEFEASANCE............................................58


Section 12.01  Company Option to Effect Defeasance or Covenant Defeasance.....58
Section 12.02  Defeasance and Discharge.......................................59
Section 12.03  Covenant Defeasance............................................59
Section 12.04  Conditions to Defeasance or Covenant Defeasance................59
Section 12.05  Deposited Money and U.S. Government Obligations to Be Held in
                        Trust; Other Miscellaneous Provisions.................62
Section 12.06  Reinstatement..................................................62


ARTICLE XIII
SECURITIES GUARANTEES.........................................................63

Section 13.01  Unconditional Guarantee........................................63
Section 13.02  Limitations on Guarantees......................................64
Section 13.03  Execution and Delivery of Guarantees...........................64
Section 13.04  Release of the Guarantors......................................65
Section 13.05  Waiver of Subrogation..........................................65
Section 13.06  Immediate Payment..............................................66
Section 13.07  No Set-Off.....................................................66
Section 13.08  Obligations Absolute...........................................66
Section 13.09  Obligations Not Reduced........................................66
Section 13.10  [Intentionally Omitted]........................................66
Section 13.11  Obligations Not Affected.......................................55
Section 13.12  Waiver.........................................................67
Section 13.13  No Obligation To Take Action Against the Company...............68
Section 13.14  Dealing with the Company and Others............................68
Section 13.15  Default and Enforcement........................................68
Section 13.16  Amendment, Etc.................................................69
Section 13.17  Acknowledgement................................................69

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Section 13.18  No Merger or Waiver; Cumulative Remedies.......................69
Section 13.19  Survival of Obligations........................................69
Section 13.20  Guarantee in Addition to Other Obligations.....................69
Section 13.21  Severability...................................................69
Section 13.22  Successors and Assigns.........................................70


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                                    EXHIBITS

Exhibit A -     Form of Security

Exhibit B -     Form of Certificate for Exchange or Registration of Transfer
                from Restricted Global Security to Regulation S Global Security

Exhibit C -     Form of Certificate for Exchange or Registration of Transfer
                from Regulation S Global Security to Restricted Global Security

Exhibit D -     Form of Certificate for Transfer of U.S. Physical Securities to
                Regulation S Global Security or Restricted Global Security

Exhibit E -     Form of Certificate for Transfer or Exchange after Two Years

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